EXHIBIT 23.1


The Board of Directors
Sealright Company, Inc.:


We consent to the use of our report incorporated herein by reference.





/s/ KPMG PEAT MARWICK, LLP
KPMG PEAT MARWICK, LLP



Kansas City, Missouri
July 30, 1997